Organization and Operations	9 Months Ended
Mar. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Operations

NOTE 1. ORGANIZATION AND OPERATIONS

Business and basis of presentation – Life Clips, Inc. (the “Company”) was incorporated under the laws of Wyoming on March 20, 2013 as Blue Sky Media Corporation. On November 3, 2015, the Company changed its name to Life Clips, Inc. to more accurately reflect its business after a merger set forth below.

The Company was in the business of developing, production and distributing motion pictures. The Company entered into a merger and exchange agreement on October 2nd, 2015. Klear Kapture was in the business of developing state-of-the-art body/action cameras.

Life Clips is in business to provide consumers with an alternative way to capture, manage, share, broadcast and enjoy situational life moments. Our core business is to allow individuals to capture and use content. We develop hardware and software solutions to provide individuals a rugged video device which allows consumers to record and take pictures in situations where mobile devices would be prone to breakage. The device can then help users with managing, sharing and enjoying engaging content.

On October 2, 2015, the Company completed a stock merger and exchange agreement with Klear Kapture, Inc. (“Klear Kapture”). Pursuant to the terms of the Share Exchange Agreement, the Company agreed to issue 380,037,120 shares of its unregistered common stock to the shareholders of Klear Kapture in exchange for 10,000 shares of its common stock, representing 100% of its issued and outstanding common stock (the “Share Exchange”). As part of the Share Exchange, the Company purchased 107,261,000 shares of our common stock from its former executive officers and directors for a price of approximately $ 0.0032 per share (an aggregate of $345,000). Upon the effective date of the transaction, Klear Kapture became a wholly owned subsidiary of Life Clips and our pro-forma shares of common stock outstanding, giving effect to the repurchase of shares from its former executive officers and directors, was 53,332,576.

Concurrent with the closing of the Share Exchange on October 2, 2015, Life Clips issued to three accredited investors, a $617,578 aggregate principal amount 3.85% Convertible Note (the “Convertible Note”). The issuance and sale of the Convertible Note was not registered under the Securities Act at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes are entitled to convert to an aggregate of 26,426,620 shares of common stock.

Since the merger, the Company has focused on developing software and cameras for the action sports market as well as seeking acquisitions that are complimentary to the video market. Our goal is to provide affordable yet high quality technology devices to meet the growing consumer demand for videos and pictures. This field includes creating software to support our hardware offerings in mobile Apps, cloud services, and future offerings in vertical markets for both our hardware and organically designed software.

We believe an untapped market exists for the use of the video and picture contents that are created and will be focusing resources to identify and possibly develop applications so consumers can easily manipulate, share, and enjoy their content.